Exhibit 10.2.9


REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

         THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Agreement") is made and entered into as of July 1, 1998, by and among Colonial Properties Trust, an Alabama real estate investment trust (the "Company"), Colonial Realty Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and William M. Johnson Investments I, LLLP, William M. Johnson Investments II, LLLP, and William M. Johnson (the "Holders").

         WHEREAS, on the date hereof the Operating Partnership is acquiring certain real property known as "Mansell Overlook 200" pursuant to a Contribution and Merger Agreement dated as of July 31, 1997, by and between Colonial Properties Holding Company, Inc. ("CPHC"), and the Operating Partnership and Mansell Overlook 200, LLC, William M. Johnson and Phyllis Johnson and certain real property known as "The Shoppes at Mansell" pursuant to a Contribution and Merger Agreement dated as of July 31, 1997, by and between CPHC and the Operating Partnership and the Shoppes at Mansell, L.P., William M. Johnson and Phyllis Johnson (together, the "Contribution Agreements") and in connection therewith the Holders will receive Class B Units of limited partnership interest in the Operating Partnership (such Class B Units and the Class A Units of limited partnership interest into which such Class B Units will be converted being referred to hereinafter as the "Units");

         WHEREAS, in order to induce the Holders to consummate the closing contemplated under the Contribution Agreements, the Company has agreed to grant the Holders the registration rights set forth in Section 3 hereof;

         WHEREAS, in order to induce the Operating Partnership to consummate the closing contemplated under the Contribution Agreements, the Holders have agreed to the Lock-up (as defined in Section 2(a) hereof);

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:
         1.       Definitions.
         As used in this Agreement, the following capitalized defined terms shall have the following meanings:

"Common  Shares" shall mean common
         shares of beneficial interest, par value $ .01 per share, in the Company.

"Company"shall have the meaning set forth in the Preamble and also shall include the Company's successors.


"Dispose of" shall have the meaning set forth in Section 2(a) hereof.


"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.


"Holders" shall have the meaning set forth in the Preamble and also shall include the Holders' successors and permitted assigns.


"Lock-up" shall have the meaning set forth in Section 2(a) hereof.


"Lock-up Period" shall have the meaning set forth in Section 2(a) hereof.


"NASD" shall mean the National Association of Securities Dealers, Inc.


 "Operating Partnership" shall have the meaning set forth in the Preamble and also shall include the Operating Partnership's successors.

"Person" shall mean an individual, partnership, corporation, trust, estate, or unincorporated organization, or a government or agency or political subdivision thereof.

"Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

"Registrable Securities" shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement and (ii) Shares sold pursuant to Rule 144 under the Securities Act or Shares which, when combined with all other Shares then owned by the Holders, are eligible for sale pursuant to Rule 144 in a single transaction in accordance with the volume limitations contained in Rule 144(e) (or any successor rule under the Securities Act).

"Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD;
(iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 4(1) hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing the Holders, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by the Holders, all of which shall be borne by the Holders in all cases.

"Registration Notice" shall have the meaning set forth in Section 4(b) hereof.

"Registration Statement" or "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and any other Person required to be a registrant with respect to such shelf registration statement pursuant to the requirements of the Securities Act which covers the issuance or resale of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all
amendments  and   supplements   to  such   registration   statement,   including
post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

"SEC" shall mean the Securities and Exchange Commission.

"Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

 "Shares"shall mean any Common Shares issued or to be issued to the Holders upon
         redemption  of  their  Units.   "Shelf   Registration"   shall  mean  a
         registration required to be effected pursuant to Section 3 hereof.

"Units" shall have the meaning set forth in the Preamble.

2.       Lock-up Agreement.

                  2(a) Each Holder hereby agrees that, except as set forth in Sections 2(b) and 2(c) below, for a period of three years from July 31, 1997 (the "Lock-up Period"), without the prior written consent of the Company, it will not offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise dispose of, directly or indirectly (collectively, "Dispose of"), any Units (the "Lock-up"); provided, however, that if William M. Johnson ceases to be a Trustee of the Company at any time prior to July 31, 2000, the Lock-up Period shall expire on the later of (i) July 31, 1998, or (ii) the date William
M. Johnson ceases to be a Trustee.

     2(b) The following transfers of Units shall not be subject to the Lock-up set forth in Section 2(a): (i) a Holder may Dispose of Units as a gift or other transfer without consideration; (ii) a Holder who is a natural person may Dispose of Units to his or her spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which such family members or such Holder retains the entire beneficial interest; (iii) a Holder may Dispose of Units to one or more corporations, partnerships or other business entities that are wholly owned and controlled, legally and beneficially, by such Holder or by a Person or Persons that directly or indirectly wholly own and control such Holder; (iv) a Holder that is a corporation, partnership or other business entity (other than a Holder in which any Person other than William M. Johnson or Phyllis Johnson owns an equity interest) may Dispose of Units by distributing such Units in a liquidation, winding up or otherwise without consideration to the equity owners of such corporation, partnership or business entity or to any other corporation, partnership or business entity that is wholly owned by such equity owners; and
(v) a Holder may Dispose of Units pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee. In the event that a Holder Disposes of Units as permitted by this Section 2(b), such Units shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement (except that a pledgee shall not be required to execute and deliver a counterpart of this Agreement until it forecloses upon such Units). Thereafter, such transferee shall be deemed to be a Holder for purposes of this Agreement.

2(c) William M. Johnson may Dispose of Units for the purpose of exercising such rights as are accorded to him under Section 8.12(b) of each of the Contribution Agreements. 3. Shelf Registration Under the Securities Act.

3(a) Filing of Shelf Registration  Statement.

     At any time beginning on the sixtieth day prior to the expiration of the Lock-up Period (or after the expiration of the Lock-up Period), any Holder, or one or more Holders, may deliver to the Company a written notice requesting that the Company cause to be filed with the SEC a Registration Statement registering the resale by such Holders of a specified number of Registrable Securities (which number shall not be less than 50,000 minus the number of any Common Shares that William M. Johnson and/or Phyllis Johnson simultaneously request by written notice to be registered for resale pursuant to Section 3(a) of the Registration Rights and Lock-Up Agreement dated as of July 31, 1997, by and among the Company, the Operating Partnership and William M. Johnson and Phyllis Johnson) held by or issuable to such Holder(s). Within 60 days of its receipt of such a notice the Company shall cause to be filed with the SEC a Shelf Registration Statement providing for the resale by such Holder(s) of the Registrable Securities specified in the notice (and, if the Company so elects, any other securities of the Company held by the Holders or any other Person, including any other Registrable Securities held by the requesting Holder(s) or other Holders) in accordance with the terms hereof and will use its reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company also may, at any time and without receipt of a notice or request from any Holder(s), file a Shelf Registration Statement registering the resale of all Registrable Securities not previously covered by a Shelf Registration Statement, which Shelf Registration Statement also may register for sale Common Shares held by any other Person and which shall satisfy the Company's obligation to file a Shelf Registration Statement under this Section 3(a). The Company agrees to use its reasonable efforts to keep any Shelf Registration Statement filed pursuant to this Section 3(a) continuously effective for a period expiring on the date on which all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or have become eligible for sale pursuant to Rule 144 in a single transaction in accordance with the volume limitations contained in Rule 144(e) (or any successor rule under the Securities
Act) and, subject to Section 4(b) and Section 4(i), further agrees to supplement or amend the Shelf Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration; provided, however, that the Company shall not be deemed to have used its reasonable efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the selling Holders covered thereby not being able to sell such Registrable Securities during that period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the SEC has not declared it effective. Notwithstanding the foregoing, the Company shall not be required to file a Registration Statement or to keep a Registration Statement effective if the negotiation or consummation of a transaction is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with applicable disclosure requirements, and the Company so advises the affected Holder(s) in a writing signed by the chief executive officer or chief financial officer of the Company; provided, however, that the Company may not delay, suspend or withdraw a Registration Statement for such reason for more than 60 days or more often than twice during any period of 12 consecutive months. 3(b) Expenses. The Company shall pay all Registration Expenses in connection with any registration pursuant to Section 3(a). Each Holder shall pay all underwriting discounts, if any, sales commissions, fees and disbursements of counsel representing such Holder, and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement or Rule 144 under the Securities Act. 3(c) Inclusion in Shelf Registration Statement. Any Holder who does not timely provide the information reasonably requested by the Company in connection with any Shelf Registration Statement shall not be entitled to have such Holder's Registrable Securities included in the Shelf Registration Statement. 3(d) Repurchase Option. If a Holder redeems Units pursuant to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership prior to such Holder's request for or the Company's voluntary filing of a Shelf Registration Statement pursuant to Section 3(a) covering the Shares issuable upon such redemption, the Company may, in the event that such Holder subsequently delivers to the Company a notice pursuant to
Section 3(a) requesting registration of the resale of any such Shares, elect to repurchase such Shares for cash in lieu of filing a Shelf Registration Statement. The Company shall make any such election by delivering written notice to the Holder within 30 days after receipt of such request. If the Company so elects, the purchase price per Share so repurchased shall be equal to the average of the closing prices of the Common Shares on the New York Stock Exchange (or on such other exchange or in such other market as the Common Shares are then listed or traded) on the ten trading days preceding the Company's receipt of such request (or, if the Common Shares have not traded on all ten of such trading days, in an amount equal to the fair value of such Registrable Securities as determined in good faith by the Board of Trustees of the Company).

4.  Registration  Procedures.

In connection with the obligations of the Company with respect to the Registration Statement pursuant to Section 3 hereof, the Company shall:

     4(a)  prepare  and file with the SEC,  within the time  period set forth in
Section 3 hereof, a Shelf Registration Statement, which Shelf Registration Statement (i) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the Holder(s) thereof and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

     4(b) subject to the last three sentences of this Section 4(b) and Section 4(i) hereof, (i) prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; (ii) cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holder(s) thereof. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in subsections (i), (ii) or
(iii) above with respect to a Holder unless and until the Company has received a notice (a "Registration Notice") from such Holder that such Holder intends to make offers or sales under the Registration Statement as specified in such Registration Notice; provided, however, that the Company shall have ten business days to prepare and file any such amendment or supplement after receipt of such Registration Notice. Once a Holder has delivered a Registration Notice to the Company, such Holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify such Holder and the method of distribution in a Registration Statement or post-effective amendment to the Registration Statement or a supplement to the Prospectus. Such Holder also shall notify the Company in writing upon completion of such offer or sale or at such time as such Holder no longer intends to make offers or sales under the Registration Statement;

     4(c) furnish to each Holder of Registrable Securities that has delivered a Registration Notice to the Company, without charge, as many copies of each
Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus, including each preliminary Prospectus, by each such Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or the preliminary Prospectus;

     4(d) use its reasonable efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective or during the period offers or sales are being made by any such Holder, whichever is shorter, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

     4(e) notify each Holder of Registrable Securities that has delivered a Registration Notice to the Company promptly and, if requested by any such Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period a Registration Statement is effective which is of a type specified in the last sentence of Section 3(a) hereof or as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading;

     4(f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

     4(g) furnish to each Holder of Registrable Securities that has delivered a Registration Notice to the Company, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

     4(h) cooperate with the selling Holder(s) of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such numbers of Shares and registered in such names as the selling Holder(s) may reasonably request at least two business days prior to any sale of Registrable Securities;

     4(i) subject to the last sentence of Section 3(a) hereof and the last three sentences of Section 4(b) hereof, upon the occurrence of any event contemplated by Section 4(e)(iv) hereof, use its reasonable efforts promptly to prepare and file a supplement or prepare, file and obtain effectiveness of a post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     4(j) make available for inspection by representatives of the Holder(s) of Registrable Securities and any counsel or accountant retained by such Holder(s), all financial and other records, pertinent corporate documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, counsel or accountant in connection with a Registration Statement; provided, however, that such records, documents or information which the Company determines, in good faith, to be confidential and notifies such representatives, counsel or accountants in writing that such records, documents or information are confidential shall not be disclosed by the representatives, counsel or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a material misstatement or omission in a Registration Statement, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public;

     4(k) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Holders of Registrable Securities that have provided a Registration Notice to the Company;

     4(l) use its reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on any securities exchange on which similar securities issued by the Company are then listed;

     4(m) provide a CUSIP number for all Registrable Securities, not later than the effective date of a Registration Statement;

4(n)  otherwise  use  its
reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

     4(o) use its reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the selling Holders to consummate the disposition of such Registrable Securities. The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing. In connection with and as a condition to the Company's obligations with respect to the Registration Statement pursuant to Section 3 hereof and this Section 4, each Holder agrees that (i) such Holder will not offer or sell such Holder's Registrable Securities under the Registration Statement until such Holder has provided a Registration Notice pursuant to
Section 4(b) hereof and has received copies of the supplemental or amended Prospectus contemplated by Section 4(b) hereof and received notice that any post-effective amendment has become effective, (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e)(iv) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by
Section 4(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in their possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice, (iii) all offers and sales under the Registration Statement shall be completed within sixty (60) days after the first date on which offers or sales can be made pursuant to clause (i) of this paragraph, and upon expiration of such sixty (60) day period such Holder will not offer or sell such Holder's Registrable Securities under the Registration Statement until such Holder has again complied with the provisions of clause (i) of this paragraph and (iv) such Holder will deliver or cause delivery of the Prospectus to any purchaser of Registrable Securities from such Holder in accordance with applicable requirements of the Securities Act and the rules and regulations thereunder.

5.  Indemnification;  Contribution.

     5(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, the beneficial owners, officers and directors of each Holder, if any, each underwriter (as defined in the Securities Act) who participates in the offering of such Registrable Securities, and each person, if any, who controls such Holder or participating person within the meaning of the Securities Act, as follows: (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; provided, however, that the indemnity provided pursuant to this Section 5(a) does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of
(x) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or
(y) such Holder's failure to deliver an amended or supplemental Prospectus if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

     5(b) Indemnification by Holders. Each Holder severally, not jointly, agrees to indemnify and hold harmless the Company and its trustees and officers (including each trustee and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof (except that any settlement described in Section 5(a)(ii) shall be effected with the written consent of such Holder), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or omission, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).


     5(c) Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 5(a) or 5(b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and
(ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 5(a) or 5(b) above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's or parties' expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

5(d)Contribution.

     In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and such Holders, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder on the other (in such proportions that the Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder would otherwise have been required to pay by reason of such untrue statement or omission. The liability of any Holder selling Registrable Securities for contribution shall not exceed an amount equal to the offering price per share of the Registrable Securities, multiplied by the number of Registrable Securities sold by such Holder. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each trustee of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

     6. Rule 144 Sales.

     6(a) The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable the Holders to sell Shares pursuant to Rule 144 under the Securities Act.

     6(b) In connection with any sale, transfer or other disposition by a Holder of any Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Shares to be for such number of shares and registered in such names as such Holder may reasonably request at least two business days prior to any sale of Shares.

7. Miscellaneous.

     7(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holder(s) of a majority in amount of the outstanding Registrable Securities. Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this
Section  7(a) shall be provided by the Company to the  Holder(s) at least thirty
(30) days prior to the effective date of such amendment, modification or supplement.

     7(b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, to the parties at their respective addresses set forth opposite their signatures below or at such other address as a party may indicate by written notice to the other party or parties.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered, if delivered by courier guaranteeing overnight delivery.


     7(c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

                  7(d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  7(e)  Headings.   The  headings  in  this  Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  7(f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

                  7(g) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  7(h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.


Address:
2101 6th Avenue North,                                COLONIAL PROPERTIES TRUST
Suite 750
Birmingham, Alabama 35202
                                                         By:/s/ Thomas H. Lowder
                                                                Thomas H. Lowder
                                                Chairman of the Board, President
                                                and Chief Executive Officer

2101 6th Avenue North,                                   COLONIAL REALTY LIMITED
Suite 750                                                            PARTNERSHIP
Birmingham, Alabama 35202
                                                    By:      COLONIAL PROPERTIES
                                      HOLDING COMPANY, INC.,     General Partner


                                                        By: /s/ Thomas H. Lowder
                                                                Thomas H. Lowder
                                                                       President

2010 Brassfield Way                                           WILLIAM M. JOHNSON
Roswell, GA 30075                                            INVESTMENTS I, LLLP


                                                       By:/s/ William M. Johnson
                                                       Name:
                                                                          Title:

2010 Brassfield Way                                           WILLIAM M. JOHNSON
Roswell, GA 30075                                           INVESTMENTS II, LLLP


                                                       By:/s/ William M. Johnson
                                                       Name:
                                                                          Title:

2010 Brassfield Way
Roswell, GA 30075
                                                          /s/ William M. Johnson
                                                              William M. Johnson

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
Dated as of July 1, 1998
by and among
COLONIAL PROPERTIES TRUST,
COLONIAL REALTY LIMITED PARTNERSHIP
and
WILLIAM M. JOHNSON INVESTMENTS I, LLLP,
WILLIAM M. JOHNSON INVESTMENTS II, LLLP
and
WILLIAM M. JOHNSON

THESE  SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE
SECTION 10-5-9 OF THE 'GEORGIA SECURITIES ACT OF 1973,' AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.